UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2019

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.) Delaware (Sotherly Hotels LP)	001-32379 (Sotherly Hotels Inc.) 001-36091 (Sotherly Hotels LP)	20-1531029 (Sotherly Hotels Inc.) 20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street Williamsburg, Virginia		23185
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (757) 229-5648

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Sotherly Hotels Inc.    ☐Sotherly Hotels LP    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sotherly Hotels Inc.    ☐Sotherly Hotels LP    ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SOHO	The NASDAQ Stock Market LLC
8.0% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOB	The NASDAQ Stock Market LLC
7.875% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOO	The NASDAQ Stock Market LLC
8.25% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHON	The NASDAQ Stock Market LLC

Item 1.01Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed on June 7, 2017, on June 1, 2017, Sotherly Hotels Inc. (“Sotherly” or the “Company”), a Maryland corporation and the sole general partner of Sotherly Hotels LP (the “Operating Partnership” and, together with the Company and subsidiaries of the Operating Partnership, “we”, “our” and “us”), a Delaware limited partnership, entered into a Commercial Unit Purchase Agreement and a related addendum (collectively, the “Agreement”) to purchase the commercial unit of the Hyde Beach House Resort & Residences (the “Hotel”), a condominium hotel located in Hollywood, Florida, for a price of $5.10 million from 4000 South Ocean Property Owner, LLLP (the “Seller”).  The Agreement included our purchase of certain inventories and equipment consistent with the management and operation of the Hotel (the “Inventories”). We also entered into a Pre-Opening Services Agreement whereby the Seller agreed to pay the Company a fee in consideration of certain pre-opening activities.

The Company and the Operating Partnership subsequently assigned their rights under the Agreement and the Pre-Opening Services Agreement to certain wholly-owned subsidiaries of the Operating Partnership and, on September 26, 2019, the transactions contemplated by the Agreement were completed.  In connection with the closing, we (i) acquired commercial unit 2 of the Hotel, along with rights to certain limited common elements appurtenant to the commercial unit, for an adjusted purchase price of $5.35 million; (ii) purchased the Inventories for additional consideration in the amount of approximately $0.7 million; (iii) entered into a Second Addendum to the Agreement; (iv) entered into a 20-year parking and cabana management agreement for the parking garage and poolside cabanas associated with the Hotel; (v) entered into a 20-year management agreement relating to the operation and management of the Hotel condominium association; and (vi) received a pre-opening services fee of $1.0 million.  Also in connection with the closing, our DoubleTree Resort by Hilton Hollywood Beach received a construction disruption fee of $1.2 million and acquired commercial unit 3 of the Hotel.  Commercial unit 3 is an approximately 3,000 square foot ballroom that Seller constructed and conveyed to us as required pursuant to an existing covenant and easement agreement.

The Company intends to operate a rental management program for participating residential condominium unit owners of the Hotel (the “Rental Program”).  The Rental Program and the Hotel condominium association will be managed and operated for us by MHI Hotels Services, LLC, which does business as Chesapeake Hospitality pursuant to management agreements with terms ending December 31, 2020.

The foregoing summary description of the Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Agreement.

Item 2.01.Completion of Acquisition or Disposition of Assets.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 7.01.Regulation FD Disclosure.

On September 30, 2019, the Company issued a press release announcing the acquisition of the Hotel commercial unit, which press release is attached to the Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference into this Item 7.01.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company or the Operating Partnership under the Exchange Act or the Securities Act of 1933, as amended (the “Act”), except as shall be expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.18

Commercial Unit Purchase Agreement between Sotherly Hotels Inc. and 4000 South Ocean Property Owner, LLLP, dated as of June 1, 2017 (incorporated by reference to the document previously filed as Exhibit 10.29 to our quarterly report on Form 10-Q for the quarterly period ended June 30, 2017, filed with the Securities and Exchange Commission on August 9, 2017).

10.19

Addendum to Commercial Unit Purchase Agreement between Sotherly Hotels Inc. and 4000 South Ocean Property Owner, LLLP, dated as of June 1, 2017 (incorporated by reference to the document previously filed as Exhibit 10.30 to our quarterly report on Form 10-Q for the quarterly period ended June 30, 2017, filed with the Securities and Exchange Commission on August 9, 2017).

10.20	Second Addendum to Commercial Unit Purchase Agreement between SOHO ICW Resort Owner LLC and 4000 South Ocean Property Owner, LLLP, dated as of September 26, 2019.
99.1	Press Release of Sotherly Hotels Inc. dated September 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: September 30, 2019	SOTHERLY HOTELS INC.

	By:	/s/ David R. Folsom
David R. Folsom
President and Chief Operating Officer
SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

	By:	/s/ David R. Folsom
David R. Folsom
President and Chief Operating Officer

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